1933 Act File No. 2-62797
                                                      1940 Act File No. 811-2871

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       Post-Effective Amendment No. 25 [X]
                                       And

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT [X]
                                     OF 1940

                       Post-Effective Amendment No. 24 [X]


                    LORD ABBETT DEVELOPING GROWTH FUND, INC.
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                         Thomas F. Konop, Vice President
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check  appropriate box)

             immediately on filing pursuant to paragraph (b)(1)(ix) of Rule 485
----------

     X    on June 30, 1998 pursuant to paragraph (b) of Rule 485
----------

         60 days after filing pursuant to paragraph (a) (1) of Rule 485
----------

         on (June 30, 1998) pursuant to paragraph (a) (1) of Rule 485
----------

         75 days after filing pursuant to paragraph (a) (2) of rule 485
----------

         on (date) pursuant to paragraph (a) (2) of rule 485
----------
If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
----------

                    LORD ABBETT DEVELOPING GROWTH FUND, INC.
                                    FORM N-1A
                              Cross Reference Sheet
                         Post-Effective Amendment No. 25
                            Pursuant to Rule 481 (a)

This Post-Effective Amendment No. 25 (the "Amendment") to the Registrant's Registration Statement relates only to Class Y shares of Lord Abbett Developing Growth Fund, Inc.

         The other classes of shares of the Registrant are listed below and are offered by the Prospectus and Statement of Additional Information in Parts A and B, respectively of the Post-Effective Amendment to the Registrant's Statement as identified. The following are separate classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectus and Statement of Additional Information contained in the prior Post-Effective Amendment listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendment.

                                    Post-Effective
                                    Amendment No.
Class A, B, C and P                          24



Form N-1A                              Location In Prospectus or
Item No.                               Statement of Additional Information

1                                      Cover Page
2                                      Fee Table
3                                      Financial Highlights
4 (a) (i)                              Cover Page
4 (a) (ii)I                            Investment Objectives
4 (b) (c)                              How We Invest
5 (a) (b) (c)                          Our Management; Last Page
5 (d)                                  N/A
5 (e)                                  Our Management
5 (f)                                  Our Management
5 (g)                                  Purchases
6 (a)                                  Cover Page
6 (b)  (c) (d)                         N/A
6 (e)                                  Cover Page; Purchases
6 (f)  (g)                             Dividends, Capital Gains
                                       Distributions and Taxes
6 (h)                                  Purchases
7 (a)                                  Back Cover Page
7 (b) (c) (d)                          Purchases
8 (a)  (b) (c) (d)                     Redemptions,
                                       Purchases, and Shareholder Services
9                                      N/A
10                                     Cover Page
11                                     Cover Page -- Table of Contents
12                                     N/A
13 (a)  (b) (c) (d)                    Investment Policies

14                                     Directors (Trustees) and Officers

Form N-1A                              Location in Prospectus or
Item No.                               Statement of Additional Information

15 (a)  (b) (c)                        Directors (Trustees) and Officers
16 (a) (i)                             Investment Advisory and Other
                                       Services
16 (a) (ii)                            Trustees and Officers
16 (a) (iii)                           Investment Advisory and Other
                                       Services
16 (b)                                 Investment Advisory and Other Services
16 (c)  (d) (e) (g)                    N/A
16 (f)                                 Purchases, Redemptions and Shareholder
                                       Services
16 (h)                                 Investment Advisory and Other Services
16 (i)                                 N/A
17 (a)                                 Portfolio Transactions
17 (b)                                 N/A
17 (c)                                 Portfolio Transactions
17 (d) (e)                             N/A
18 (a)                                 Cover Page
18 (b)                                 N/A
19 (a) (b)                             Purchases;   Redemptions  and
                                       Shareholder  Services;   Notes
                                       to  Financial Statements
19 (c)                                 N/A
20                                     Taxes
21 (a)                                 Purchases, Redemptions and Shareholder
                                       Services
21 (b) (c)                             N/A
22                                     N/A
22 (b)                                 Past Performance
23                                     Financial Statements; Supplementary
                                       Financial Information

LORD ABBETT

--------------
Prospectus `98
--------------
June 30, 1998
--------------
      Application Inside


LORD ABBETT
DEVELOPING
GROWTH FUND
CLASS Y SHARES


[LOGO] LORD, ABBETT & CO.
       Investment Management
A Tradition of Performance Through Disciplined Investing

LORD ABBETT
DEVELOPING GROWTH FUND, INC.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
800-426-1130

================================================================================

Lord Abbett Developing Growth Fund, Inc. ("we" or the"Fund") is a mutual fund with five classes of shares. These classes, designated Class A, B, C, P and Y shares, provide investors with different purchasing options. Only Class Y shares of the Fund are offered for purchase by this Prospectus. See "Purchases" for a description of this option.

      The Fund seeks long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter. In pursuing this objective, we invest primarily in the common stocks of companies with long-range growth potential, particularly smaller companies considered to be in the developing growth phase. There can be no assurance that our objective will be achieved. Volatile price movements can be expected.

      This Prospectus sets forth concisely the information about the Lord Abbett Developing Growth Fund that you should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge. This Statement of Additional Information is incorporated by reference into this Prospectus and may be obtained, without charge, by writing to the Fund or by calling 800-874-3733 and asking for "Part B of the Prospectus -- the Statement of Additional Information."

      The date of this Prospectus and the Statement of Additional Information is June 30, 1998.

PROSPECTUS CLASS Y SHARES

Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. You also can make inquiries through your broker-dealer.

      Mutual Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves risks, including the possible loss of principal.

================================================================================

CONTENTS                        PAGE

  1 Investment Objective         2

  2 Fee Table                    2

  3 Financial Highlights         3

  4 How We Invest                3

  5 Purchases                    5

  6 Shareholder Services         6

  7 Our Management               6

  8 Dividends, Capital Gains
    Distributions and Taxes      7

  9 Redemptions                  7

 10 Performance                  8

================================================================================

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1 INVESTMENT OBJECTIVE
  ==============================================================================

Our investment objective is long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

2 FEE TABLE
  ==============================================================================

-------------------------------------------------------------------------------
A summary of the Fund's expenses is set forth in the table below. The example is not a representation of past or future expenses. Actual expenses may be more or less than those shown.

Shareholder Transaction Expenses                           Class Y Shares
(as a percentage of offering price)
Maximum Sales Load on Purchases
(See "Purchases")                                               None

Deferred Sales Load (See "Purchases")                           None
-------------------------------------------------------------------------------
Annual Fund Operating Expenses(1)
(as a percentage of average net assets)
Management Fees (See "Our Management")                          .56%
12b-1 Fees (See "Purchases")                                    None
Other Expenses (See "Our Management")                           .24%
-------------------------------------------------------------------------------
Total Operating Expenses                                        .80%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Example: Assume an average annual return of 5% and there is no change in the level of expenses. For a $1,000 investment, with reinvestment of all dividends and distributions, you would have paid the following total expenses, assuming you sold your shares at the end of each time period indicated:

                        1 year     3 years     5 years      10 years
                        ------     -------     -------      --------
Class Y shares            $8         $26         $44          $97

You would pay the following expenses on the same investment, assuming you kept your shares:

                        1 year     3 years     5 years      10 years
                        ------     -------     -------      --------
Class Y shares            $8         $26         $44          $97

This example is for comparison and is not a representation of the Fund's actual expenses and returns, either past or present.

(1) The annual operating expenses shown in the summary have been restated from January 31, 1998 fiscal year amounts to reflect current fees.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in the Fund.

3 FINANCIAL HIGHLIGHTS
  ==============================================================================

      The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon is incorporated by reference into the Statement of Additional Information and may be obtained on request by calling 800-874-3733.

DEVELOPING GROWTH FUND, INC.                             Class Y Shares

                                                         For the Period
                                                      December 30, 1997(a)
Per Share Operating                                            to
Performance:                                            January 31, 1998
-------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 14.12
Income from investment operations
Net investment income(loss)                                   -- (b)(c)
Net realized and unrealized
gain on securities                                              .15
Total from investment operations                                .15
-------------------------------------------------------------------------------
Net asset value, end of period                              $ 14.27
Total Return(d)                                                1.06%(e)
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses                                                        .06%(e)
Net investment income(loss)                                    (.02)%(e)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Calculated using average shares outstanding during the period.
(c) Amount less than $.01.
(d) Total return does not consider the effects of sales load.
(e) Not annualized.
See notes to Financial Statements.

-------------------------------------------------------------------------------
Supplemental Data:              Developing Growth Fund, Inc.

Net assets, end of year (000)              $553,086
Portfolio turnover rate                       33.60%
Average commissions per share
paid on equity transactions                   $.049
-------------------------------------------------------------------------------


4 HOW WE INVEST
  ==============================================================================

The Fund's present investment strategy, as developed by Lord, Abbett & Co. ("Lord Abbett"), the Fund's investment manager, is based on the four phases of corporate growth. As described below, only the second (or developing growth) phase is characterized by a dramatic rate of growth. We look for companies in that phase and, under normal circumstances, will invest at least 65% of our total assets in securities of such companies. We also may invest in companies which are in their formative phase. Developing growth companies are almost always small, often young (in relation to the large companies which make up the Standard & Poor's 500 Stock-Index), and their shares are frequently traded over the counter. Having, in management's view, passed the pitfalls of the formative years, they are now in a position to grow rapidly in their market.

                       The Four Phases of Business Growth
                          (as perceived by Lord Abbett)

      Phase 1 -- Formative: Phase 1 has high risk. It is a formative phase for companies and the perils of infancy take a high toll during these years. Skill of management and growth of revenues and earnings permit some companies to survive and advance into the second phase.

      Phase 2 -- Developing Growth: Phase 2 usually is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. We focus on companies which we believe are strongly positioned in this phase. Of course, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated.

      Phase 3 -- Established Growth: Phase 3 is a time of established growth when competitive forces, regulations and internal bureaucracy often begin to blunt the sharp edge of success in the marketplace.

      Phase 4 -- Maturity: Phase 4 is a time of maturity when companies ease into a growth pattern that roughly reflects the increase in Gross Domestic Product.

      At any given time, there are many hundreds of publicly-traded corporations in the developing growth phase. In choosing among them, we look for special characteristics that will help their growth. These can include a unique product or service for which we foresee a rising demand; a special area of technological expertise; the ability to service a region that is growing faster than average; a competitive advantage or new opportunities in foreign trade or arising from shifts in government priorities and programs; or an ability to take advantage of growth of consumers' discretionary income and demographic changes.

      We also look for certain financial charac-teristics such as: at least five years of higher-than-average growth of revenues and earnings per share; higher-than-average returns on equity; and the ability to finance growth in the form of a lower-than-average ratio of long-term debt to capital and price/earnings ratios that are below expected growth rates.

      We also look for certain characteristics of management in addition to those that are implied by the financial data. We look for management that is well-seasoned and diverse in its talent and that is aggressive enough to seize the opportunities we perceive in each company's future. Finally, we look for management that has demonstrated an ability to manage through a full economic cycle. We do not, however, invest in order to control management.

      Securities we consider for our portfolio are analyzed solely on traditional investment fundamentals. We do not select securities based on trends indicated by chartists' technical analyses. In addition to the financial data and characteristics already mentioned, we evaluate the market for each company's products or services, the strengths and weaknesses of competitors, the availability of raw materials, diversity of product mix, etc. Finally, in assembling our portfolio, we try to diversify our investments. Within the bounds of other criteria, we try to invest in many securities and industries in order to minimize risk.

      Up to 10% of our net assets (at the time of investment) may be invested in foreign securities (of the type described above), primarily traded in foreign countries.

      There may be times when Fund management believes that economic conditions or general levels of common stock prices are such that it would be advisable, for defensive reasons, to curtail investments in common stocks. During such periods, we may invest a substantial portion of our portfolio in cash or cash equivalents (short-term obligations of banks, corporations or the U.S. Government).

Risk Factors. An investment in the Fund is not intended as a complete investment program. The Fund will not provide significant income. Moreover, because stocks of developing growth companies entail more risk and have more volatile prices than those of mature companies, the Fund's net asset value per share is likely to experience above-average fluctuations.

Foreign Securities. Foreign securities are securities primarily traded in countries outside the United States. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Other considerations include political and social instability, expropriations, higher transaction costs, currency fluctuations, nondeductible witholding taxes and different settlement practices.

Objective, Restriction and Policy Changes. The Fund will not change its investment objective or its fundamental restrictions without shareholder approval. If the Fund determines that its objective can best be achieved by a substantive change in investment policy, which may be changed without shareholder approval, the Fund may make such change by disclosing it in the Prospectus.

For more information about investment policies, restrictions and risk factors, see the Statement of Additional information.

5 PURCHASES
  ==============================================================================

Class Y Shares. Class Y shares are purchased at net asset value with no sales charge of any kind. The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

Who May Invest? Eligible purchasers of Class Y shares include: (i) certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers or other financial institutions ("mutual fund wrap fee programs"), (ii) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisors on a private-advisory-account basis, and (iii) institutional investors, including retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

How Much Must You Invest? You may buy shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send it to the Lord Abbett Developing Growth Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1 million except for mutual fund wrap- fee programs which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

Buying Shares Through Your Dealer. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at net asset value effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the net asset value effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Buying Shares By Wire. To open an account, call 800-821-5129 to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of Kansas City, N.A., Routing number: 101000695, bank account number: 9878002611,
FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the fund/series of your choice, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: United Missouri Bank of Kansas City, N.A. , routing number - 101000695, bank account number:9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the fund/series of your choice, note Class Y shares and include your account number and your name.

6 SHAREHOLDER SERVICES
  ==============================================================================

We offer the following shareholder services:

      Telephone Exchange Privilege: Class Y shares may be exchanged without a service charge for Class Y shares of any other Lord Abbett-sponsored fund.

      You or your investment professional, with proper identification, can instruct your Fund to exchange uncertificated shares of a class (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. A Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by a Fund in Kansas City (800-821-5129) prior to the close of the NYSE to obtain a Fund's net asset value per class share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. Each Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. Each Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

      All correspondence should be directed to the Lord Abbett Developing Growth Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141, or call 800-821-5129).

7 OUR MANAGEMENT
  ==============================================================================

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors with the advice of Lord Abbett. We employ Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 69 years and currently manages approximately $27 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett provides us with investment management services and executive and other personnel, pays the remuneration of our officers and our directors affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolio and certain other costs. Lord Abbett provides similar services to twelve other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients. Stephen J. McGruder, Executive Vice President of the Fund, serves as Senior Portfolio Manager and has done so since he joined Lord Abbett in May 1995. Prior to joining Lord Abbett, Mr. McGruder served since October of 1988 as Vice President of Wafra Investment Advisory Group, a private investment company. Mr. McGruder is assisted by, and may delegate management duties to, other Lord Abbett employees who may be Fund officers. Mr. McGruder has over 29 years of investment experience.

      Under the Management Agreement, we pay Lord Abbett a monthly fee based on average daily net assets for each month. For the period ended January 31, 1998, the effective fee paid to Lord Abbett as a percentage of average daily net assets was at the annual rate of .56%. In addition, we pay all expenses not expressly assumed by Lord Abbett.

The Fund. The Fund is a diversified open-end management investment company incorporated under Maryland law on August 21, 1978. Our predecessor corporation was organized on July 11, 1973. Its Class A, B, C, P and Y shares have equal rights as to voting, dividends, assets and liquidation except for differences resulting from certain class-specific expenses. Class Y shares are sold to institutions exclusively with no front-end or contingent deferred sales charge and no Rule

12b-1 charges. Class P shares, sold to a limited number of investors, are also sold with no font-end sales charge or contingent deferred sales charge. Class A, B and C shares sold to the retail public and Class P shares are subject to Rule 12b-1 charges. With certain exceptions, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a contingent deferred sales charge when they are redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed before the sixth anniversary of their purchase. Class B shares will automatically convert to Class A shares on the eighth anniversary of your purchase. Class C shares are sold with no front-end sales charge but have no conversion feature and are subject to a 1% contingent deferred sales charge on redemptions before the first anniversary of their purchase. Due to the class-specific expenses, dividends of Class B and Class C shares are likely to be lower than for Class A shares, and are likely to be higher for Class P and Y shares. For more information regarding the Class A, B, C and P shares, please call 800-874-3733 to request a prospectus for those shares.

8 DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES
  ==============================================================================

Dividends/Capital Gains Distributions. Dividends from net investment income, if any, are expected to be paid annually. Any capital gains distribution is expected to be made annually and may be taken in cash or reinvested. A second distribution may be made in order to comply with Federal income tax requirements that a certain percentage of capital gains be distributed during the year. Distributions by the Fund of any net long-term capital gains will be taxable to a shareholder as long-term capital gains regardless of how long the shareholder has held the shares. Under recently enacted legislation, the maximum tax rate on long-term capital gains for a U.S. individual, estate or trust is reduced to 20% for distributions derived from the sale of assets held by the Fund for more than 18 months. (If the taxpayer is in the 15% tax bracket, the rate is 10%.) For distributions derived from the sale of assets held by the Fund between 12 and 18 months, the tax rate remains at 28% (15% if the taxpayer is in the 15% tax bracket).

Dividends/Capital Gains: Receipt or Reinvestment. If you elect to receive dividends or capital gains in cash, a check will be mailed to you as soon as possible after the reinvestment date. If you arrange for direct deposit, your payment will be electronically transmitted to your bank account within one day after the payable date. Most investors reinvest their dividends and capital gains. If you choose this option, or if you do not indicate any choice, your dividends and capital gains distributions will be automatically reinvested in additional shares.

Taxes. The Fund pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from the Fund, whether reinvested or taken in cash, are generally considered taxable. Dividends declared in December of any year will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

      Each January, the Fund will mail to you, if applicable, a Form 1099 tax information statement detailing your dividends and capital gain distributions. You should consult your tax adviser concerning applicable state and local taxes.

For more information about the tax consequences from dividends and distributions, see the Statement of Additional Information.

9 REDEMPTIONS
  ==============================================================================

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your investment professional can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

      Send your written redemption request to Lord Abbett Developing Growth Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in proper form. Payment will be made within three days. The Fund may suspend the right to redeem shares for not more than seven days (or longer under unusual circumstances as permitted by Federal law). If you have purchased Fund shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared.

      Wire. You must sign up for the wire feature before using it. To verify that it is in place, call 800-821-5129. The minimum wire amount is $1,000. Your wire redemption request must be received by the Fund before the close of the NYSEfor money to be wired on the next business day.

      Tax-qualified Plans: For redemptions of $50,000 or less, follow normal redemption procedures. Redemptions over $50,000 must be in writing from the employer, broker or plan administrator, stating the reason for the redemption. The reason for the redemption must be received by the Fund prior to, or concurrent with, the redemption request.

10 PERFORMANCE
   =============================================================================

      During the past fiscal year, the Fund continued its strategy of identifying and investing in unique companies that we believe offer good long-term earnings prospects. Although the sector allocation of the Fund's portfolio continues to be well-diversified, there was a slight overweighting in the energy and software sectors, where we found many of our strongest performers. Our criteria for stock-picking remains focused on reasonably priced stocks of companies with above-average, long-term potential, and away from the high-multiple "momentum" stocks.

Total Return. Total return for the one-, five- and ten-year periods represents the annual compounded rate of return on an investment of $1,000 in the Fund at the net asset value. When total return is quoted for Class Y shares, it is shown at net asset value without the deduction of any sales charge. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed discussion concerning the computation of the Fund's total return.

--------------------------------------------------------------------------------

      This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

      No person is authorized to give any information or to make any representations not contained in this Prospectus or in supplemental sales material authorized by the Fund and no person is entitled to rely upon any information or representation not contained herein or therein.

Investment Manager and Underwriter

Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian

The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent

United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent

DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors

Deloitte & Touche LLP

Counsel

Debevoise & Plimpton

Printed in the U.S.A.

LADG-1-698

(6/98)

LORD ABBETT
DEVELOPING GROWTH FUND, INC.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203

STATEMENT OF ADDITIONAL INFORMATION                                June 30, 1998

                                   LORD ABBETT
                          DEVELOPING GROWTH FUND, INC.

This Statement of Additional Information is not a Prospectus. A Prospectus for the Class Y shares of Lord Abbett Developing Growth Fund, Inc. (sometimes referred to as "we" or the "Fund") may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus, dated June 30, 1998.

The Fund was incorporated under Maryland law on August 21, 1978 and its predecessor corporation was organized on July 11, 1973. Our authorized capital stock consists of five classes of shares (A, B, C, P and Y), $0.01 par value. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further classes may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

TABLE OF CONTENTS                                           Page

1. Investment Objective and Policies                          2
2. Directors and Officers                                     5
3. Investment Advisory and Other Services                     7
4. Portfolio Transactions                                     8
5. Purchases, Redemptions and Shareholder Services            9
6. Past Performance                                          10
7. Taxes                                                     11
8. Information About the Fund                                11
9. Financial Statements                                      12

                      1. Investment Objective and Policies

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund may not: (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act of 1940 ("the Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes,
(iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law; (2) plegde its assets (other than to secure such borrowings, or to the extent permitted by the Fund's investment policies, as permitted by applicable law; (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in securities of other investment companies as defined in the Act, except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer when more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the Fund's officers or directors or by one or more partners of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of such securities of such issuer; (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Funds total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the prospectus and statement of additional information, as may be amended from time to time; or (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock.

Although it has no current intention to do so, the Fund may invest in financial futures and options on financial futures.

A repurchase agreement is the purchase and simultaneous commitment to resell a security at a specified time and price. The underlying security is collateral under the agreement. As a matter of operating policy, we will not invest more than 10% of the value of our assets in repurchase agreements maturing in more than seven days.

We did not invest in repurchase agreements or lend portfolio securities during our last fiscal year and have no present intent to do so.

PORTFOLIO TURNOVER RATE. For the fiscal year ended January 31, 1998, our portfolio turnover rate was 33.60 % versus 42.35% for the prior fiscal year.

STOCK INDEX FUTURES CONTRACTS. The Fund believes it can reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities. Such hedging would be possible if there were an established, regularly-quoted stock index for equities of the character in which we invest and if an active public market were to develop on a stock exchange or board of trade in futures contracts based on such index.

The market value of a futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established which is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

The public markets for existing stock index futures contracts, such as those using the Standard & Poor's 100 Index and 500 Index traded on the Chicago Mercantile Exchange or those using the New York Stock Exchange Composite Index traded on the New York Stock Exchange ("NYSE"), are active and have developed substantial liquidity and we expect a similar market to develop for stock index futures on a representative group of over-the-counter stocks. The existence of an active market would permit us to close out our position in futures contracts by purchasing an equal and opposite position in the public market. Under futures contracts currently in use, the purchaser would be required to segregate in a separate account, as a good faith deposit, cash or Treasury bills in an amount set by a board of trade or exchange (currently approximately 5% of the contract value). Each day during the contract period we would either pay or receive an amount of cash equal to the daily change in the total value of the contracts. The amount which we may segregate upon entering into a futures contract may not exceed, together with the amounts on deposit under all outstanding contracts, 5% of the value of our total assets, nor may we enter into additional futures contracts if, as a result, the aggregate amount committed under all our open futures contracts would exceed more than one-third of the value of such assets.

There are several risks in connection with the use of futures contracts as a hedging device. One risk is the imperfect correlation between the composition of our portfolio securities and the applicable stock index. If the value of the futures contract moves more than the value of the stock being hedged, we would experience either a loss or a gain on the futures contract which would not be completely offset by movements in the value of the securities which are the subject of the hedge. Another risk is that the value of futures contracts may not correlate perfectly with movement in the stock index due to certain market distortions. Although we will enter into futures contracts strictly to hedge our portfolio or cash positions, other investors use these investment vehicles for other, sometimes more speculative, purposes. At times, excess speculation in the futures market can distort the normal market relationship between the price of the futures contract and the value of the index. If we decide to enter into or close out our futures position during a period of such excess speculation, the hedging strategy will be more or less successful, depending on the direction and amount of this distortion, than otherwise would be the case. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures contracts, a correct forecast of general market trends by Lord Abbett may still not result in a successful hedging transaction.

It is possible that, when we sell futures contracts to hedge our portfolio against a decline in the market, the market, as measured by the stock index, may advance while the value of securities held in our portfolio may decline. If this occurs, we will lose money on the futures contracts and also experience a decline in value in our portfolio securities. However, Lord Abbett believes that over time the value of a diversified portfolio will tend to move in the same direction as the market index upon which the futures contracts are based.

Where futures contracts are purchased to hedge against a possible increase in the price of stock before we are able to invest our cash position in stock in an orderly fashion, it is possible that the market may decline instead and we would realize a loss; if we then decide not to invest in stock at that time because of concern as to possible further market decline or for other reasons, we would realize a loss on the futures contract that would be offset, to the extent the cash position had not been invested in stocks being hedged.

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such contracts. Although we intend to purchase or sell futures contracts only if an active market has developed and is continuing, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close out a futures position, and in the event of adverse price movements, we would continue to be required to make daily cash payments marking our position to market. However, since futures contracts would have been used to hedge portfolio securities and such securities would not be sold until the futures contracts had been terminated, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

We may incur additional brokerage commissions through entering into futures contracts, although we also can save on commissions by hedging through such contracts rather than through buying or selling individual securities in anticipation of market moves. Successful use by us of futures contracts will depend upon Lord Abbett's ability to predict movements in the direction of the over-the-counter market generally, which requires different skills and techniques than predicting changes in the prices of individual stocks.

To date, we have not entered into any futures contracts and have no present intent to do so. An established, regularly-quoted stock index for equities of the character in which we invest has not yet been established. If such an index is established and we actually use futures contracts, we will disclose such use in our Prospectus.

                            2. Directors and Officers

The following directors are partners of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of all or some of the twelve other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President
E. Wayne Nordberg, age 59

The following outside directors are also directors or trustees of all or some of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television Network. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, President and Chief Operating Officer of Home Box Office. Age 56.

Robert B. Calhoun
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group, both private equity investment funds. Age 55.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 67.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 72.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 69.

Thomas J. Neff
Spencer Stuart U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 60.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                                   For the Fiscal Year Ended January  31, 1998
                                   -------------------------------------------
      (1)                        (2)             (3)                          (4)

                                                                       For Year Ended
                                            Equity-Based               December 31, 1997
                                            Benefits Accrued           Total Compensation
                              Aggregate     by the Fund and            Accrued by the Fund and
                              Compensation  Twelve Other Lord          Twelve Other Lord
                              Accrued by    Abbett-sponsored           Abbett-sponsored
Name of Director              the Fund(1)   Funds(2)                   Funds(3)
----------------              -----------   -----------------          -----------------------
Robert  B. Calhoun*                  --             --                           --
E. Thayer Bigelow                $1,114        $17,068                      $56,000
Stewart S. Dixon                 $1,092        $32,190                      $55,000
John C. Jansing                  $1,092        $45,085(4)                   $55,000
C. Alan MacDonald                $1,139        $30,703                      $57,400
Hansel B. Millican, Jr           $1,092        $37,747                      $55,000
Thomas J. Neff                   $1,114        $19,853                      $56,000

(1) Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees.

(2) The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended October 31, 1997 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

(3) This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997. The amounts of the aggregate compensation payable by the Fund as of January 31, 1998 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $3,724; Mr. Dixon, $29,166; Mr. Jansing, $65,878; Mr. MacDonald, $22,129; Mr. Millican, $67,603 and Mr. Neff, $68,005. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of January 31, 1998, each would own, the following: Mr. Bigelow, 260 shares; Mr. Dixon, 3,125 shares; Mr. Jansing, 22,764 shares; Mr. MacDonald, 1,550 shares; Mr. Millican, 4,737 shares; and Mr. Neff, 8,420 shares.

(4) Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

*     Elected a director, effective as of June 17, 1998.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Carper, Hilstad, Morris, and Walsh are partners of Lord Abbett; the others are employees: Stephen J. McGruder, Executive Vice President, age 54; Paul A. Hilstad, age 55, Vice President and Secretary (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Daniel E. Carper, age 46; Cinda C. Hughes, age 35 (with Lord Abbett since 1998 - formerly Director, Equity Research of Phoenix Duff & Phelps from 1996 to 1998; prior thereto Analyst, PaineWebber from 1993 to
1996); Thomas W. In, age 30 (with Lord Abbett since 1997 - formerly Assistant Vice President of Deutsche Morgan Grenfell from 1994 to 1997); Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.); Thomas F. Konop, age 56; Robert G. Morris, age 53; A. Edward Oberhaus, age 38; Keith F. O'Connor, age 42; John J. Walsh, age 62, Vice Presidents; and Donna M. McManus, age 37, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, as amended (the "Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of May 1, 1998, our officers and directors, as a group, owned less than 1% of our outstanding shares.

                    3. Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Five of the twelve general partners of Lord Abbett are officers and/or directors of the Fund, and are identified as follows: Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, Robert G. Morris, and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. The other general partners who are neither officers nor directors of the Fund are: Stephen Allen, Zane E. Brown, Daria L. Foster, W. Thomas Hudson, Michael B. McLaughlin, Robert J. Noelke and E. Wayne Nordberg.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the portion of our net assets not in excess of $100,000,000 and .50 of 1% of such assets over $100,000,000. This fee is allocated among all class shares based on the classes' proportionate shares of such average daily net assets. For the fiscal years ended January 31, 1998, 1997 and 1996, the management fees paid to Lord Abbett amounted to $2,325,894, $1,579,214, and $1,098,965, respectively.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio security transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent accountants of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund, including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the Fund's custodian. In accordance with the requirements of Rule 17f-5 under the Act, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

                            4. Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by

Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred. If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do. We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ended January 31, 1998, 1997 and 1996, we paid total commissions to independent dealers of $1,930,696, $1,696,590, and $ 981,015, respectively.

               5. Purchases, Redemptions and Shareholder Services

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

Information concerning how we value our shares for the purchase and redemption of our shares is described in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Class Y shares will be determined by taking Class Y shares (net assets divided by shares outstanding). Our Class Y shares will be offered at net asset value.

The Fund has entered into a distribution agreement with Lord Abbett Distributor, a New York limited liability company and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any other Lord Abbett-sponsored fund currently offering Class Y shares to the public. Currently those other funds consist of the Affiliated Fund, the Research Fund Small-Cap Series, the Securities Trust - International Series and the Bond-Debenture Fund.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                               6. Past Performance

The Fund computes the average annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes applicable sales charge deduction from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the total return computation for the period.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Class Y share performance. Using the computation method described above, the Fund's cumulative total return for the one-month period ending January 31, 1998 was 1.10%.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                    7. Taxes

The value of any shares redeemed by the Fund or otherwise sold may be more or less than your tax basis in the shares at the time the redemption or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale, or redemption of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

As described in the Prospectus under "How We Invest - Risk Factors," the Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

Gains and losses realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Fund purchases shares in certain foreign investment entities, called "PFICs" or "passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders with respect to deferred taxes arising from such distributions or gains. If the Fund were to invest in a passive foreign investment company with respect to which the Fund elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund. Proposed legislation would revise the passive foreign investment company rules in various respects; it is unclear whether and in what form such legislation might be enacted.

The Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Fund should qualify for the dividends-received deduction for corporations, to the extent they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund share.

                          8. Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                             9. Financial Statements

The financial statements for the fiscal year ended January 31, 1998 and the report of Deloitte & Touche LLP, independent accountants, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Developing Growth Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C OTHER INFORMATION


Item 24. Financial Statements and Exhibits

         (a) Financial Highlights for the period December 30, 1997 to January 31, 1998.

         (b)      Exhibits -

                  99.B11    Consent of Deloitte & Touche LLP*
                  16        Computation of Performance and Yield*
                  27        Financial Data Schedule*

                  *         Filed herewith.

                  Exhibit items not listed above have either already been filed or are not applicable.

Item 25. Persons Controlled by or Under Common Control with Registrant

                  None.


Item 26. Number of Record Holders of Securities

                  At  June 22, 1998        Class A -  30,089
                                         Class B  - 10,551
                                         Class C  -   4,797
                                         Class P  -       8
                                         Class Y -       8
Item 27. Indemnification

         Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of the directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

         The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above- mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

         In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either
         Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said
         Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said
         Section 17(h), Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 28. Business and Other Connections of Investment Adviser

         Lord, Abbett & Co. acts as investment adviser for twelve other open-end investment companies (of which it is principal underwriter for thirteen) and as investment adviser to approximately 6,220 private accounts. Other than acting as directors and/or officers of open-end investment companies sponsored by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, or partner of any entity except as follows:

                  John J. Walsh
                  Trustee
                  The Brooklyn Hospital Center
                  100 Parkside Avenue
                  Brooklyn, N.Y.

Item 29.(a)       Principal Underwriter

                  Lord Abbett Affiliated Fund, Inc.
                  Lord Abbett Mid-Cap Value Fund, Inc.
                  Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett Tax-Free Income Fund, Inc.
                  Lord Abbett Global Fund, Inc.
                  Lord Abbett Series Fund, Inc.
                  Lord Abbett U.S. Government Money Market Fund, Inc. Lord Abbett Equity Fund
                  Lord Abbett Tax-Free Income Trust
                  Lord Abbett Securities Trust
                  Lord Abbett Investment Trust
                  Lord Abbett Research Fund, Inc.

                  Investment Advisor
                  American Skandia Trust (Lord Abbett Growth & Income Portfolio)

         (b)      The partners of Lord, Abbett & Co. are:

                  Name and Principal        Positions and Offices
                  Business Address (1)               with Registrant

                  Robert S. Dow                      Chairman and President
                  Paul A. Hilstad                    Vice President & Secretary
                  Daniel E. Carper                   Vice President
                  Robert G. Morris                   Vice President
                  John J. Walsh                      Vice President

The other partners, as follows, are neither officers nor directors of the Funds:
Stephen I Allen, Zane E. Brown, Daria L. Foster, W. Thomas Hudson, Michael B. McLaughlin, Robert J. Noelke and E. Wayne Nordberg.

          (1)     Each of the above has a principal business address:
                  767 Fifth Avenue, New York, NY 10153
         (c)      Not applicable


Item 30. Location of Accounts and Records

Registrant maintains the records,  required by Rules 31a - 1(a) and (b), and 31a
- 2(a) at its main office.

Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

         Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31. Management Services

         (a)      None

Item 32. Undertakings

         (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


              The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of June, 1998.

                                     LORD ABBETT DEVELOPING GROWTH FUND, INC.


                                                By          /s/ Robert S. Dow
                                                          Robert S. Dow
                                                          Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                               Chairman, President
                               and Director
/s/ Robert S. Dow                                                      6/30/98
Robert S. Dow                  (Title)                                 (Date)


                               Vice President and
                               Chief Financial Officer
/s Keith F. O'Connor                                                  6/30/98
Keith F. O'Connor             (Title)                                  (Date)


                               Director
/s/ Stewart S. Dixon                                                  6/30/98
Stewart S. Dixon               (Title)                                 (Date)


                               Director
/s/ E. Wayne Nordberg                                                 6/30/98
E. Wayne Nordberg              (Title)                                 (Date)


                               Director
/s/ John C. Jansing                                                   6/30/98
John C. Jansing                (Title)                                 (Date)


                               Director
/s/ C. Alan MacDonald                                                 6/30/98
C. Alan MacDonald             (Title)                                  (Date)


                              Director
/s/ Hansel B. Millican                                                6/30/98
Hansel B. Millican, Jr.       (Title)                                  (Date)


                              Director
/s/Thomas J. Neff                                                     6/30/98
Thomas J. Neff               (Title)                                  (Date)


                             Director
/s/ E. Thayer Bigelow                                                6/30/98
E. Thayer Bigelow             (Title)                                (Date)


                             Director
/s/ Robert B. Calhoun                                                 6/30/98
Robert B. Calhoun            (Title)                                  (Date)